In brief...	at 30 April, 2002

Net Asset Value per share*	US$16.77

Market Price*	US$14.87

Premium/Discount*	(11.4%)

Fund size*	US$169.0m

	China Fund NAV	MSCI Golden Dragon

1 month return*	3.7	2.3

1 year return*	16.3	-3.4

*	Source: State Street Corporation/Martin Currie Inc

Manager’s commentary

As doubts grew about the pace of US growth in the second half of 2002, Asian stock markets saw a change in April. Stocks in the export-led economies of Taiwan and Korea gave back some of their earlier gains. Meanwhile, money started to flow back into China, a relative laggard this year in terms of its stockmarket performance. This renewed interest is based on the resilience and size of China’s domestic market, as well as the potential pick up in international competitiveness that countries with pegged currencies should enjoy as the US dollar weakens. A weaker currency against non-US currencies may also help in alleviating deflationary pressures in China. In the long-term we still believe that the renminbi will appreciate against the US dollar. But no radical moves are likely to be taken on the currency, or indeed on any other sensitive matters, ahead of the 16th Party Congress in October. Jiang Zemin’s successor as Party Secretary, Hu Jin Tao, has now been introduced to his main counterparts in the US and Europe. However, the leadership’s summer deliberations by the seaside at Beidaiho are still likely to be more fraught than normal.

China’s economic growth accelerated to 7.6% in Q1 2002 from 6.6% in Q4 2001. This was a result of good growth in exports and fixed asset investment. While skepticism of macro numbers from China is justified, the trend is clear. The Q1 2002 statistics for power generation (+9.4% year-on-year), a good proxy for economic activity, tell the same story. Sustained trade surpluses and the inflow of foreign direct investment have now boosted foreign exchange reserves to US$223.5 billion and encouraged a more confident tone in official comments on the economy.

Investment stategy

Your fund is 98.4% invested with holdings in 54 companies. Of the portfolio, 36.3% is invested in Taiwan, where holdings are biased to ‘China plays’ and companies focused on the domestic market, rather than exporters. There is also 5.7% in direct investments, which will increase in May with the investment in an unlisted leasing company, captive.

The main change to the portfolio in April was a decision to buy China Mobile. Your listed investment manager has not invested in telecom stocks since we took over management last year. However, we believe that pessimism on the sector has now peaked and the stock of China’s leader in mobile telephony has fallen to a reasonable level; it should be a prime investment target as large institutional funds increase their weightings in emerging markets. Among the small, entrepreneurial companies, we have taken profits on Chaoda, Euro-Asia and Global Biochem. Meanwhile, we have shifted funds to the fast growing Singapore-listed pork processor, People’s Food, which should receive greater recognition when it lists in Hong Kong. We closed out the NT dollar hedge as the yen appeared to have stabilised against the US dollar.

No new direct investments were closed in April. The direct investment manager is in various stages of due diligence and negotiations regarding several direct investments. These potential investments are in manufacturing, distribution and financial services.

Chris Ruffle

Source: Martin Currie Inc

at 30 April, 2002

Fund details*

Market cap	US $151.1m

Shares outstanding	10,073,173 shares

Exchange listed	NYSE

Listing date	July 10, 1992

Investment manager	Martin Currie Inc

Direct investment manager	Asian Direct Capital Management

Asset allocation* (%)

15 largest listed investments* (49.4%)
YanzhoTCL International	Information technology	6.7%

Yanzhou Coal Mining	Energy	4.5%

Chunghwa Telecom	Telecommunications	4.3%

Taipei Bank	Financials	4.2%

Phoenixtec Power	Consumer staples	4.0%

Zhejiang Expressway	Utilities	3.4%

Ho Tung Chemical	Materials	2.8%

Pacific Construction	Consumer discretionary	2.8%

Chinadotcom	Information technology	2.6%

Synnex Technologies	Consumer discretionary	2.6%

Brilliance China	Consumer discretionary	2.5%

Polaris Securities	Financials	2.4%

Shanghai Friendship Group	Consumer staples	2.2%

Want Want Holdings	Consumer staples	2.2%

Fountain Set Holdings	Materials	2.2%

Direct investments* (5.7%)
Kowloon Development	Real estate	2.3%

A-S China Plumbing Products	Consumer disc	1.9%

Moulin International (2004 CB)	Manufacturing	1.2%

New World Sun City	Real estate	0.3%

Sector allocation*
	% of	MSCI Golden
	net assets	Dragon %
Information technology	19.9	25.4

Consumer discretionary	11.5	5.5

Industrials	11.5	17.7

Consumer staples	10.5	0.4

Financials	9.6	29.4

Utilities	8.2	6.8

Materials	6.9	4.8

Telecommunications	6.8	8.3

Diversified	6.0	—

Energy	4.5	1.6

Health care	3.0	0.1

Cash	1.6	—

Total	100.0	100.0

Performance* (in US$ terms)
	NAV	Market price
	%	%
One month	3.7%	5.2%

Calendar year to date	11.1%	19.7%

3 years **	13.5%	17.2%

Fund performance
	One	Three	Year	One	Three**	Five**	Since#**
	month	months	to date	year	years	years	launch
The China Fund, Inc.	3.7	7.1	11.1	16.3	13.5	-0.5	3.9

MSCI Golden Dragon	2.3	5.7	5.2	-3.4	-6.9	-5.4	—

Hang Seng Chinese Enterprise Index	1.0	7.4	16.7	-0.4	1.3	-15.1	—

Source: * State Street Corporation/MC Inc. # The Fund was launched on July 10, 1992 ** Annualized Return

The portfolio - in full				at 30 April, 2002

Sector	Company (code)	Price	Holding	Value $	% of
					portfolio

Hong Kong 44.7%
TCL International Holdings Ltd	1070 HK	HK$2.35	37,318,000	11,244,613	6.7%
Yanzhou Coal Mining Co.	1171 HK	HK$3.15	19,000,000	7,613,107	4.5%
Zhejiang Expressway Co., Ltd	576 HK	HK$2.25	19,814,000	5,716,273	3.4%
Brilliance China Automotive Holdings, Ltd	1114 HK	HK$1.33	24,300,000	4,175,124	2.5%
Fountain Set (Holdings) Ltd	420 HK	HK$1.87	15,250,000	3,656,535	2.2%
TPV Technology, Ltd	903 HK	HK$3.13	8,764,000	3,511,646	2.1%
Shangri-La Asia, Ltd	69 HK	HK$7.50	3,600,000	3,461,960	2.0%
China Rare Earth Holdings, Ltd	769 HK	HK$2.08	12,600,000	3,352,331	2.0%
Chaoda Modern Agriculture	682 HK	HK$2.83	8,500,000	3,078,901	1.8%
Asia Satellite Telecommunications Holdings	1135 HK	HK$12.10	1,693,000	2,615,787	1.5%
Sinopec Yizheng Chemical	1033 HK	HK$1.33	14,694,000	2,505,821	1.5%
Beijing Capital International Airport Co., Ltd	697 HK	HK$1.86	10,384,000	2,476,486	1.4%
Wah Sang Gas	8035 HK	HK$1.05	16,998,000	2,288,471	1.4%
Geomaxima	702 HK	HK$1.22	12,400,000	1,939,723	1.1%
Natural Beauty	157 HK	HK$1.07	13,200,000	1,827,915	1.1%
China Overseas Land & Investment, Ltd	688 HK	HK$0.94	14,200,000	1,711,490	1.0%
Euro-Asia Agriculture	932 HK	HK$2.65	4,900,000	1,664,946	1.0%
Global Bio-chem Technology Group Co., Ltd	809 HK	HK$2.73	4,700,000	1,657,253	1.0%
Anhui Expressway	955 HK	HK$1.81	6,950,000	1,612,953	0.9%
China Mobile	941 HK	HK$25.55	480,000	1,572,499	0.9%
Mainland Headwear Holdings	1100 HK	HK$2.65	5,000,000	1,554,677	0.9%
LifeTec Group, Ltd	1180 HK	HK$0.20	65,346,000	1,499,790	0.9%
China Travel	308 HK	HK$1.66	7,218,000	1,443,776	0.8%
Arcontech, Corp	8097 HK	HK$1.16	9,000,000	1,396,324	0.8%
Chen Hsong Holding, Ltd	57 HK	HK$1.35	6,630,000	1,181,644	0.7%
Sunway International Holdings	58 HK	HK$0.39	12,664,000	617,039	0.4%
Jackin International	630 HK	HK$0.28	5,000,000	179,509	0.1%
Automated Systems Holdings, Ltd	771 HK	HK$2.33	368,000	103,807	0.1%
Taiwan 36.3%
Chunghwa Telecom Co., Ltd	2412 TT	NT$51.50	4,908,000	7,290,510	4.3%
Taipei Bank	2830 TT	NT$24.20	10,115,400	7,060,648	4.2%
Phoenixtec Power Co., Ltd	2411 TT	NT$32.20	7,595,000	6,834,843	4.0%
Ho Tung Chemical, Corp	1714 TT	NT$21.20	7,732,950	4,728,542	2.8%
Pacific Construction Co., Ltd	2506 TT	NT$4.98	32,841,000	4,717,283	2.8%
Synnex Technologies International, Corp	2347 TT	NT$48.30	3,084,000	4,296,429	2.6%
Polaris Securities Co., Ltd	6011 TT	NT$17.30	8,042,000	4,012,882	2.4%
China Synthetic Rubber, Corp	2104 TT	NT$12.60	9,919,440	3,604,988	2.1%
Choice Lithograph, Inc	9929 TT	NT$19.60	6,273,000	3,546,316	2.1%
Bank Sinopac	2839 TT	NT$17.00	7,186,991	3,432,362	2.0%
Advantech Co., Ltd	2395 TT	NT$88.00	959,100	2,434,404	1.5%
Tong Yang	1319 TT	NT$20.90	3,532,000	2,129,184	1.3%
Ability Enterprise Corp	2374 TT	NT$33.30	1,700,000	1,632,824	1.0%
Lian Hwa Foods	1231 TT	NT$16.60	3,392,000	1,624,090	0.9%
Cheng Shin Rubber	2105 TT	NT$25.00	2,000,000	1,517,162	0.9%
Elan Microelectronics	2458 TT	NT$48.00	1,000,000	1,263,340	0.7%
Tainan Enterprises	1473 TT	NT$41.80	1,000,000	1,246,034	0.7%
B shares 5.1%
Shanghai Friendship Group Co., Inc	900923 CH	US$1.05	3,530,000	3,717,090	2.2%
Luthai Textile Co., Ltd	200726 CH	HK$8.93	1,999,869	2,289,873	1.4%
Shanghai Matsuoka, Co	900955 CH	US$1.66	981,850	1,561,142	0.9%
Weifu High Technology	200581 CH	HK$6.10	1,397,550	1,039,330	0.6%
New York 2.6%
Chinadotcom, Corp	China US	US$2.48	1,655,600	4,387,340	2.6%
Direct 5.7%
Kowloon Development			6,520,000	3,908,297	2.3%
A-S China Plumbing Products, Ltd			450	3,199,999	1.9%
Moulin International Holdings, Ltd (2004 CB)			2,000,000	2,003,922	1.2%
New World Sun City, Ltd			83	449,421	0.3%
Singapore 4.0% Want Want Holdings, Ltd	WANT SP	US$1.93	1,900,000	3,667,000	2.2%
People’s Food Holding	PFH SP	SG$1.02	4,400,000	2,476,206	1.5%
Asia Dekor Holdings, Ltd	ADEK SP	US$0.10	7,374,000	589,920	0.3%
Cash 1.6%